EXHIBIT 99.2

GEE Group Inc. to Present at the SeeThruEquity Fall Investor Conference in New York City

Management Will Outline Growth Strategy and Conduct One-on-One Meetings on October 17th at Convene at 101 Park Avenue

NAPERVILLE, IL / ACCESSWIRE / October 11, 2016 / GEE Group Inc. (NYSE MKT: JOB), ("GEE Group” or "the Company"), a professional staffing and solutions provider is slated to present at the SeeThruEquity Fall Investor Conference on October 17th, 2016. The GEE Group presentation will take place at 11 AM EST and Chairman and CEO Derek Dewan will discuss the strategic direction and operational performance of the Company. The one-day event will host a select group of companies at the Convene Grand Central Conference Center at 101 Park Avenue in New York City. SeeThruEquity ("STE") is an equity research and corporate access firm focused on companies with less than $1 billion in market capitalization. STE is approved to contribute research to Thomson Reuters One (First Call), CapitalIQ, FactSet, and Zacks, and distribute its research to its database of opt-in investors. Company research estimates are also contributed to Thomson Estimates, the leading estimates platform on Wall Street.

In discussing the SeeThruEquity conference, Chairman and CEO Derek Dewan stated, "We are pleased to present an update on the Company's business operations and growth strategy at the conference this year. Together with our management team and our committed employees, we plan to increase GEE Group’s penetration in the staffing market, deliver excellent customer service and increase revenue with enhanced profitability. As we continue to execute the Company's expansion strategy, which includes organic growth and making strategic acquisitions, we will focus on the higher-margin, higher-demand information technology, engineering, accounting and finance, and healthcare sectors.”

About GEE Group Inc.

GEE Group Inc. is a provider of specialized staffing solutions and is the successor to employment offices doing business since 1893. The Company operates in two industry segments, providing professional staffing services and solutions in the information technology, engineering, finance and accounting specialties and commercial staffing services through the names of Access Data Consulting, Agile Resources, Ashley Ellis, General Employment, Omni-One, Paladin Consulting and Triad. Also, in the healthcare sector, GEE Group, through its Scribe Solutions brand, staffs medical scribes who assist physicians in emergency departments of hospitals and in medical practices by providing required documentation for patient care in connection with electronic medical records (EMR).

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Forward-Looking Statements

In addition to historical information, this press release contains statements relating to the Company's future results (including certain projections, pro forma financial information and business trends) that are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended, (the "Exchange Act"), and are subject to the "safe harbor" created by those sections. The statements made in this press release that are not historical facts are forward-looking statements that are predictive in nature and depend upon or refer to future events. Such forward-looking statements often contain or are prefaced by words such as "will", "may," "plans," "expects," "anticipates," "projects," "predicts," "estimates," "aims," "believes," "hopes," "potential," "intends," "suggests," "appears," "seeks," or variations of such words or similar words and expressions. Forward-looking statements are not guarantees of future performance, are based on certain assumptions, and are subject to various known risks and uncertainties, many of which are beyond the Company's control, and cannot be predicted or quantified and consequently, as a result of a number of factors, the Company's actual results could differ materially from those expressed or implied by such forward-looking statements. Certain factors that might cause the Company's actual results to differ materially from those in the forward-looking statements include, without limitation: (i) the loss, default or bankruptcy of one or more customers; (ii) changes in general, regional, national or international economic conditions; (iii) an act of war or terrorism or cyber security breach that disrupts business; (iv) changes in the law and regulations; (v) the effect of liabilities and other claims asserted against the Company; (vi) changes in the size and nature of the Company's competition; (vii) the loss of one or more key executives; (viii) increased credit risk from customers; (ix) the Company's failure to grow internally or by acquisition or the failure to successfully integrate acquisitions; (x) the Company's failure to improve operating margins and realize cost efficiencies and economies of scale ; (xi) the Company's failure to attract, hire and retain quality recruiters, account managers and salesmen; (xii) the Company's failure to recruit qualified candidates to place at customers for contract or full-time hire; and such other factors as set forth under the heading "Forward-Looking Statements" in the Company's annual reports on Form 10-K, its quarterly reports on Form 10-Q and in the Company's other filings with the Securities and Exchange Commission (SEC). More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's web site athttp://www.sec.gov. The Company is under no obligation to (and expressly disclaims any such obligation to) and does not intend to publicly update, revise or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Contact:
GEE Group Inc.
Andrew J. Norstrud
813.803.8275
invest@geegroup.com

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